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                                   EXHIBIT 99

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


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                                                                      EXHIBIT 99
                                                                      ----------

                     CERTIFICATIONS PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of First Robinson Financial Corporation (the "Company") for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rick L. Catt, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Rick L. Catt
----------------
Rick L. Catt
Chief Executive Officer
June 27, 2003

     In connection with the Annual Report on Form 10-K of First Robinson Financial Corporation (the "Company") for the fiscal year ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jamie E. McReynolds, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ Jamie E. McReynolds
-----------------------
Jamie E. McReynolds
Chief Financial Officer
June 27, 2003